EXHIBIT 32


                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Jeffrey M. Jagid, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Quarterly Report on Form 10-QSB of I.D. Systems, Inc. for the quarter ended September 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of I.D. Systems, Inc.

         I, Ned Mavrommatis, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of I.D. Systems, Inc. for the quarter ended September 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of I.D. Systems, Inc.

                                          By: /s/ Jeffrey Jagid
                                              --------------------------------
                                          Jeffrey M. Jagid
                                          Chairman and Chief Executive Officer
                                          (Principal Executive Officer)
                                          Date:  November 12, 2004

                                          By: /s/ Ned Mavrommatis
                                              --------------------------------
                                          Ned Mavrommatis
                                          Chief Financial Officer
                                          (Principal Financial Officer)
                                          Date:  November 12, 2004


The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to I.D. Systems, Inc. and will be retained by I.D. Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.